Exhibit 99.2

Third Quarter 2024 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 1 of 19

Consolidated Financial Highlights

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change	9/30/2024	9/30/2023	% Change
Net revenues	$1,224,668	$1,045,051	17.2%	$1,217,932	0.6%	$3,605,638	$3,202,565	12.6%
Net income	$158,505	$68,161	132.5%	$165,294	(4.1%)	$487,374	$360,052	35.4%
Preferred dividends	9,320	9,321	(0.0%)	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$149,185	$58,840	153.5%	$155,973	(4.4%)	$459,413	$332,091	38.3%
Earnings per diluted common share	$1.42	$0.60	136.7%	$1.50	(5.3%)	$4.42	$3.15	40.3%
Earnings per diluted common share available to common shareholders	$1.34	$0.52	157.7%	$1.41	(5.0%)	$4.16	$2.91	43.0%
Non-GAAP financial summary (1):
Net revenues	$1,225,351	$1,045,028	17.3%	$1,217,941	0.6%	$3,606,330	$3,202,539	12.6%
Net income	$175,590	$76,734	128.8%	$185,891	(5.5%)	$534,147	$392,898	36.0%
Preferred dividends	9,320	9,321	(0.0%)	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$166,270	67,413	146.6%	176,570	(5.8%)	506,186	364,937	38.7%
Earnings per diluted common share	$1.58	$0.68	132.4%	$1.69	(6.5%)	$4.84	$3.44	40.7%
Earnings per diluted common share available to common shareholders	$1.50	$0.60	150.0%	$1.60	(6.3%)	$4.58	$3.20	43.1%

Weighted average number of common shares outstanding:
Basic	103,966	106,068	(2.0%)	104,150	(0.2%)	104,135	107,580	(3.2%)
Diluted	110,994	113,195	(1.9%)	110,285	0.6%	110,457	114,170	(3.3%)
Period end common shares outstanding	102,313	103,120	(0.8%)	102,518	(0.2%)	102,313	103,120	(0.8%)
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.42	0.0%	$1.26	$1.08	16.7%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change	9/30/2024	9/30/2023	% Change
Revenues:
Commissions	$183,445	$165,075	11.1%	$183,317	0.1%	$552,238	$499,983	10.5%
Principal transactions	137,089	114,841	19.4%	153,574	(10.7%)	429,677	336,063	27.9%

Transactional revenues	320,534	279,916	14.5%	336,891	(4.9%)	981,915	836,046	17.4%
Capital raising	106,325	49,615	114.3%	101,870	4.4%	302,892	189,381	59.9%
Advisory	136,857	97,272	40.7%	131,411	4.1%	387,520	336,210	15.3%

Investment banking	243,182	146,887	65.6%	233,281	4.2%	690,412	525,591	31.4%
Asset management	382,616	333,127	14.9%	380,757	0.5%	1,130,849	968,960	16.7%
Other income	18,705	459	nm	16,180	15.6%	39,835	(940)	nm

Operating revenues	965,037	760,389	26.9%	967,109	(0.2%)	2,843,011	2,329,657	22.0%
Interest revenue	510,823	505,198	1.1%	498,152	2.5%	1,515,803	1,439,532	5.3%

Total revenues	1,475,860	1,265,587	16.6%	1,465,261	0.7%	4,358,814	3,769,189	15.6%
Interest expense	251,192	220,536	13.9%	247,329	1.6%	753,176	566,624	32.9%

Net revenues	1,224,668	1,045,051	17.2%	1,217,932	0.6%	3,605,638	3,202,565	12.6%

Non-interest expenses:
Compensation and benefits	718,065	613,287	17.1%	722,719	(0.6%)	2,120,479	1,880,144	12.8%
Occupancy and equipment rental	89,625	84,396	6.2%	89,852	(0.3%)	268,189	251,140	6.8%
Communication and office supplies	48,869	46,215	5.7%	48,181	1.4%	144,417	137,320	5.2%
Commissions and floor brokerage	16,239	14,413	12.7%	14,383	12.9%	46,389	42,965	8.0%
Provision for credit losses	5,287	9,992	(47.1%)	2,954	79.0%	13,509	22,736	(40.6%)
Investment banking expenses	12,997	3,791	242.8%	9,253	40.5%	29,979	16,829	78.1%
Other operating expenses	116,928	163,528	(28.5%)	103,696	12.8%	320,433	350,734	(8.6%)

Total non-interest expenses	1,008,010	935,622	7.7%	991,038	1.7%	2,943,395	2,701,868	8.9%
Income before income taxes	216,658	109,429	98.0%	226,894	(4.5%)	662,243	500,697	32.3%
Provision for income taxes	58,153	41,268	40.9%	61,600	(5.6%)	174,869	140,645	24.3%

Net income	158,505	68,161	132.5%	165,294	(4.1%)	487,374	360,052	35.4%
Preferred dividends	9,320	9,321	(0.0%)	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$149,185	$58,840	153.5%	$155,973	(4.4%)	$459,413	$332,091	38.3%

Earnings per common share:
Basic	$1.43	$0.55	160.0%	$1.50	(4.7%)	$4.41	$3.09	42.7%
Diluted	$1.34	$0.52	157.7%	$1.41	(5.0%)	$4.16	$2.91	43.0%
Weighted average number of common shares outstanding:
Basic	103,966	106,068	(2.0%)	104,150	(0.2%)	104,135	107,580	(3.2%)
Diluted	110,994	113,195	(1.9%)	110,285	0.6%	110,457	114,170	(3.3%)
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.42	0.0%	$1.26	$1.08	16.7%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 3 of 19

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change	9/30/2024	9/30/2023	% Change
Revenues:
Commissions	$183,445	$165,075	11.1%	$183,317	0.1%	$552,238	$499,983	10.5%
Principal transactions	137,080	114,841	19.4%	153,583	(10.7%)	429,677	336,063	27.9%

Transactional revenues	320,525	279,916	14.5%	336,900	(4.9%)	981,915	836,046	17.4%
Capital raising	106,325	49,615	114.3%	101,870	4.4%	302,892	189,381	59.9%
Advisory	136,857	97,272	40.7%	131,411	4.1%	387,520	336,210	15.3%

Investment banking	243,182	146,887	65.6%	233,281	4.2%	690,412	525,591	31.4%
Asset management	382,616	333,127	14.9%	380,757	0.5%	1,130,849	968,960	16.7%
Other income	19,399	436	nm	16,180	19.9%	40,529	(963)	nm

Operating revenues	965,722	760,366	27.0%	967,118	(0.1%)	2,843,705	2,329,634	22.1%
Interest revenue	510,821	505,198	1.1%	498,152	2.5%	1,515,801	1,439,532	5.3%

Total revenues	1,476,543	1,265,564	16.7%	1,465,270	0.8%	4,359,506	3,769,166	15.7%
Interest expense	251,192	220,536	13.9%	247,329	1.6%	753,176	566,627	32.9%

Net revenues	1,225,351	1,045,028	17.3%	1,217,941	0.6%	3,606,330	3,202,539	12.6%

Non-interest expenses:
Compensation and benefits	710,703	606,116	17.3%	706,994	0.5%	2,091,859	1,857,197	12.6%
Occupancy and equipment rental	89,469	84,342	6.1%	89,727	(0.3%)	267,861	250,960	6.7%
Communication and office supplies	48,715	46,215	5.4%	48,148	1.2%	144,227	137,314	5.0%
Commissions and floor brokerage	16,239	14,413	12.7%	14,383	12.9%	46,389	42,965	8.0%
Provision for credit losses	5,287	9,992	(47.1%)	2,954	79.0%	13,509	22,736	(40.6%)
Investment banking expenses	12,997	3,791	242.8%	9,253	40.5%	29,979	16,829	78.1%
Other operating expenses	106,072	156,959	(32.4%)	95,806	10.7%	295,116	327,540	(9.9%)

Total non-interest expenses	989,482	921,828	7.3%	967,265	2.3%	2,888,940	2,655,541	8.8%
Income before income taxes	235,869	123,200	91.5%	250,676	(5.9%)	717,390	546,998	31.2%
Provision for income taxes	60,279	46,466	29.7%	64,785	(7.0%)	183,243	154,100	18.9%

Net income	175,590	76,734	128.8%	185,891	(5.5%)	534,147	392,898	36.0%
Preferred dividends	9,320	9,321	(0.0%)	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$166,270	$67,413	146.6%	$176,570	(5.8%)	$506,186	$364,937	38.7%

Earnings per common share:
Basic	$1.60	$0.64	150.0%	$1.70	(5.9%)	$4.86	$3.39	43.4%
Diluted	$1.50	$0.60	150.0%	$1.60	(6.3%)	$4.58	$3.20	43.1%
Weighted average number of common shares outstanding:
Basic	103,966	106,068	(2.0%)	104,150	(0.2%)	104,135	107,580	(3.2%)
Diluted	110,994	113,195	(1.9%)	110,285	0.6%	110,457	114,170	(3.3%)
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.42	0.0%	$1.26	$1.08	16.7%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 4 of 19

Consolidated Financial Summary

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change	9/30/2024	9/30/2023	% Change
Net revenues:
Global Wealth Management	$827,116	$768,558	7.6%	$801,135	3.2%	$2,418,751	$2,283,934	5.9%
Institutional Group	372,401	256,888	45.0%	390,721	(4.7%)	1,114,498	867,025	28.5%
Other	25,151	19,605	28.3%	26,076	(3.5%)	72,389	51,606	40.3%

Total net revenues	$1,224,668	$1,045,051	17.2%	$1,217,932	0.6%	$3,605,638	$3,202,565	12.6%
Operating expenses:
Global Wealth Management	$525,413	$470,109	11.8%	$501,962	4.7%	$1,527,127	$1,369,472	11.5%
Institutional Group	330,604	284,692	16.1%	341,908	(3.3%)	986,779	872,696	13.1%
Other	151,993	180,821	(15.9%)	147,168	3.3%	429,489	459,700	(6.6%)

Total operating expenses	$1,008,010	$935,622	7.7%	$991,038	1.7%	$2,943,395	$2,701,868	8.9%
Operating contribution:
Global Wealth Management	$301,703	$298,449	1.1%	$299,173	0.8%	$891,624	$914,462	(2.5%)
Institutional Group	41,797	(27,804)	250.3%	48,813	(14.4%)	127,719	(5,671)	nm
Other	(126,842)	(161,216)	(21.3%)	(121,092)	4.7%	(357,100)	(408,094)	(12.5%)

Income before income taxes	$216,658	$109,429	98.0%	$226,894	(4.5%)	$662,243	$500,697	32.3%
Financial ratios:
Compensation and benefits	58.6%	58.7%	(10)	59.3%	(70)	58.8%	58.7%	10
Non-compensation operating expenses	23.7%	30.8%	(710)	22.1%	160	22.8%	25.7%	(290)
Income before income taxes	17.7%	10.5%	720	18.6%	(90)	18.4%	15.6%	280
Effective tax rate	26.8%	37.7%	(1,090)	27.1%	(30)	26.4%	28.1%	(170)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change
Financial Information:
Total assets	$38,934,504	$37,877,577	2.8%	$37,809,278	3.0%
Total shareholders’ equity	$5,557,080	$5,242,594	6.0%	$5,398,207	2.9%
Total common equity	$4,872,080	$4,557,594	6.9%	$4,713,207	3.4%
Goodwill and intangible assets	$(1,511,258)	$(1,526,572)	(1.0%)	$(1,509,642)	0.1%
DTL on goodwill and intangible assets	$79,071	$69,187	14.3%	$76,805	3.0%

Tangible common equity	$3,439,893	$3,100,209	11.0%	$3,280,370	4.9%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$47.62	$44.20	7.7%	$45.97	3.6%
Tangible book value per common share (2)	$33.62	$30.06	11.8%	$32.00	5.1%
Return on common equity (3)	12.3%	5.1%		13.4%
Non-GAAP return on common equity (1)(3)	13.7%	5.8%		15.1%
Return on tangible common equity (4)	17.5%	7.4%		19.3%
Non-GAAP return on tangible common equity (1)(4)	19.5%	8.5%		21.9%
Pre-tax margin on net revenues	17.7%	10.5%		18.6%
Non-GAAP pre-tax margin on net revenues (1)	19.2%	11.8%		20.6%
Effective tax rate	26.8%	37.7%		27.1%
Non-GAAP effective tax rate (1)	25.6%	37.7%		25.8%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 6 of 19

Regulatory Capital (5)

(Unaudited, 000s)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change
SF Regulatory Capital:
Common equity tier 1 capital	$3,474,275	$3,228,952	7.6%	$3,359,436	3.4%
Tier 1 capital	$4,159,275	$3,913,952	6.3%	$4,044,436	2.8%
Risk-weighted assets	$23,183,953	$23,218,858	(0.2%)	$22,734,081	2.0%
Common equity tier 1 capital ratio	15.0%	13.9%		14.8%
Tier 1 risk based capital ratio	17.9%	16.9%		17.8%
Tier 1 leverage capital ratio	11.3%	10.8%		11.1%
Stifel Bank & Trust Regulatory Capital:
Common equity tier 1 capital	$1,306,476	$1,489,819	(12.3%)	$1,268,458	3.0%
Tier 1 capital	$1,306,476	$1,489,819	(12.3%)	$1,268,458	3.0%
Risk-weighted assets	$12,214,040	$13,782,746	(11.4%)	$11,619,733	5.1%
Common equity tier 1 capital ratio	10.7%	10.8%		10.9%
Tier 1 risk based capital ratio	10.7%	10.8%		10.9%
Tier 1 leverage capital ratio	7.1%	7.7%		7.1%
Stifel Bank Regulatory Capital:
Common equity tier 1 capital	$758,397	$690,456	9.8%	$742,135	2.2%
Tier 1 capital	$758,397	$690,456	9.8%	$742,135	2.2%
Risk-weighted assets	$5,591,440	$4,724,176	18.4%	$5,662,622	(1.3%)
Common equity tier 1 capital ratio	13.6%	14.6%		13.1%
Tier 1 risk based capital ratio	13.6%	14.6%		13.1%
Tier 1 leverage capital ratio	7.1%	7.1%		7.1%
Stifel Net Capital:
Net capital	$486,400	$395,400	23.0%	$456,500	6.5%
Excess net capital	$462,700	$373,800	23.8%	$433,700	6.7%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change	9/30/2024	9/30/2023	% Change
Revenues:
Commissions	$129,230	$112,300	15.1%	$121,465	6.4%	$371,912	$332,327	11.9%
Principal transactions	63,497	53,247	19.2%	55,843	13.7%	179,876	152,433	18.0%

Transactional revenues	192,727	165,547	16.4%	177,308	8.7%	551,788	484,760	13.8%
Asset management	382,309	333,088	14.8%	380,737	0.4%	1,130,496	968,863	16.7%
Net interest	240,825	269,431	(10.6%)	236,281	1.9%	713,375	828,708	(13.9%)
Investment banking (6)	6,217	3,895	59.6%	5,780	7.6%	16,277	12,118	34.3%
Other income	5,038	(3,403)	248.0%	1,029	389.6%	6,815	(10,515)	164.8%

Net revenues	827,116	768,558	7.6%	801,135	3.2%	2,418,751	2,283,934	5.9%
Non-interest expenses:
Compensation and benefits	403,205	359,325	12.2%	392,941	2.6%	1,185,682	1,055,834	12.3%
Non-compensation operating expenses	122,208	110,784	10.3%	109,021	12.1%	341,445	313,638	8.9%

Total non-interest expenses	525,413	470,109	11.8%	501,962	4.7%	1,527,127	1,369,472	11.5%

Income before income taxes	$301,703	$298,449	1.1%	$299,173	0.8%	$891,624	$914,462	(2.5%)

As a percentage of net revenues:
Compensation and benefits	48.7%	46.8%	190	49.0%	(30)	49.0%	46.2%	280
Non-compensation operating expenses	14.8%	14.4%	40	13.7%	110	14.1%	13.8%	30
Income before income taxes	36.5%	38.8%	(230)	37.3%	(80)	36.9%	40.0%	(310)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change
Financial advisors (including independent contractors) (7)	2,357	2,374	(0.7%)	2,359	(0.1%)
Total client assets	$496,298,000	$412,458,000	20.3%	$474,137,000	4.7%
Fee-based client assets	$190,771,000	$150,982,000	26.4%	$179,749,000	6.1%
Transactional assets	$305,527,000	$261,476,000	16.8%	$294,388,000	3.8%
Secured client lending (8)	$3,242,000	$3,083,000	5.2%	$3,250,000	(0.2%)
Asset Management Revenue:
Private Client Group (9)	$322,758	$279,807	15.4%	$317,616	1.6%
Asset Management	38,314	33,211	15.4%	37,556	2.0%
Third-party Bank Sweep Program	8,417	7,023	19.8%	11,319	(25.6%)
Other (10)	13,127	13,086	0.3%	14,266	(8.0%)

Total asset management revenues	$382,616	$333,127	14.9%	$380,757	0.5%
Fee-based Assets (millions):
Private Client Group (9)	$166,768	$132,712	25.7%	$157,124	6.1%
Asset Management	42,049	33,519	25.4%	39,714	5.9%
Elimination (11)	(18,046)	(15,249)	18.3%	(17,089)	5.6%

Total fee-based assets	$190,771	$150,982	26.4%	$179,749	6.1%
Third-party Bank Sweep Program	$698	$578	20.8%	$820	(14.9%)
ROA (bps) (12):
Private Client Group (9)	82.2	82.5		81.9
Asset Management	36.4	39.6		37.8
Third-party Bank Sweep Program	450.1	429.7		487.3

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)

	As of and for the Three Months Ended
(Unaudited, millions)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$16,315	$13,605	19.9%	$15,819	3.1%
Sweep Deposits	9,637	11,142	(13.5%)	9,148	5.3%
Direct Wealth Management Deposits at Stifel Bancorp	369	397	(7.1%)	225	64.0%

Total Stifel Bancorp Wealth Management Deposits	26,321	25,144	4.7%	25,192	4.5%
Other Bank Deposits	1,800	2,450	(26.5%)	1,948	(7.6%)

Total Stifel Bancorp Deposits	$28,121	$27,594	1.9%	$27,140	3.6%

Short-term Treasuries (13)	$7,321	$7,586	(3.5%)	$8,136	(10.0%)
Third-party Commercial Treasury Deposits (14)	$2,215	$—	nm	$1,539	43.9%
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$26,321	$25,144	4.7%	$25,192	4.5%
Third-party Bank Sweep Program (14)	698	578	20.8%	820	(14.9%)
Third-party Treasury (14)	149	—	nm	153	(2.6%)
Other Sweep Cash	320	173	85.0%	417	(23.3%)
Money Market Mutual Funds	11,301	8,760	29.0%	10,530	7.3%

Total Wealth Management Cash	$38,789	$34,655	11.9%	$37,112	4.5%

Client money market and insured product (15)	$26,970	$25,498	5.8%	$26,204	2.9%
Third-party Deposits Available to Stifel Bancorp (14)	$3,062	$578	429.8%	$2,512	21.9%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change	9/30/2024	9/30/2023	% Change
Revenues:
Commissions	$54,215	$52,775	2.7%	$61,852	(12.3%)	$180,326	$167,656	7.6%
Principal transactions	73,583	61,594	19.5%	97,740	(24.7%)	249,801	183,630	36.0%

Transactional revenues	127,798	114,369	11.7%	159,592	(19.9%)	430,127	351,286	22.4%
Capital raising	100,108	45,719	119.0%	96,090	4.2%	286,615	177,263	61.7%
Advisory	136,857	97,272	40.7%	131,411	4.1%	387,520	336,210	15.3%

Investment banking	236,965	142,991	65.7%	227,501	4.2%	674,135	513,473	31.3%
Other income (16)	7,638	(472)	nm	3,628	110.5%	10,236	2,266	351.7%

Net revenues	372,401	256,888	45.0%	390,721	(4.7%)	1,114,498	867,025	28.5%
Non-interest expenses:
Compensation and benefits	224,556	192,638	16.6%	239,036	(6.1%)	679,341	592,701	14.6%
Non-compensation operating expenses	106,048	92,054	15.2%	102,872	3.1%	307,438	279,995	9.8%

Total non-interest expenses	330,604	284,692	16.1%	341,908	(3.3%)	986,779	872,696	13.1%

Income/(loss) before income taxes	$41,797	$(27,804)	250.3%	$48,813	(14.4%)	$127,719	$(5,671)	nm

As a percentage of net revenues:
Compensation and benefits	60.3%	75.0%	(1,470)	61.2%	(90)	61.0%	68.4%	(740)
Non-compensation operating expenses	28.5%	35.8%	(730)	26.3%	220	27.5%	32.3%	(480)
Income before income taxes	11.2%	(10.8%)	2,200	12.5%	(130)	11.5%	(0.7%)	1,220

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	9/30/2024	9/30/2023	% Change	6/30/2024	% Change
Stifel Bancorp Financial Information:
Total assets	$30,416,173	$29,872,977	1.8%	$29,325,680	3.7%
Total shareholder’s equity	$2,091,052	$2,162,000	(3.3%)	$1,996,585	4.7%
Total loans, net (includes loans held for sale)	$20,633,425	$20,435,170	1.0%	$19,819,771	4.1%
Residential real estate	8,406,932	7,957,027	5.7%	8,253,851	1.9%
Commercial and industrial	3,896,824	4,367,671	(10.8%)	3,689,379	5.6%
Fund banking	3,762,960	4,114,889	(8.6%)	3,346,785	12.4%
Securities-based loans	2,273,246	2,317,631	(1.9%)	2,253,045	0.9%
Construction and land	1,219,787	851,709	43.2%	1,198,395	1.8%
Commercial real estate	565,686	670,907	(15.7%)	608,911	(7.1%)
Other	224,146	172,555	29.9%	204,392	9.7%
Loans held for sale	465,739	142,617	226.6%	472,804	(1.5%)
Investment securities	$8,231,240	$7,411,040	11.1%	$7,641,586	7.7%
Available-for-sale securities, at fair value	1,618,289	1,512,233	7.0%	1,583,477	2.2%
Held-to-maturity securities, at amortized cost	6,612,951	5,898,807	12.1%	6,058,109	9.2%
Unrealized losses on available-for-sale securities	(134,116)	(250,506)	(46.5%)	(187,259)	(28.4%)
Total deposits	$28,120,518	$27,594,358	1.9%	$27,139,753	3.6%
Demand deposits (interest-bearing)	27,539,904	27,335,890	0.7%	26,754,212	2.9%
Demand deposits (non-interest-bearing)	309,982	258,466	19.9%	304,795	1.7%
Certificates of deposit	270,632	2	nm	80,746	235.2%

Credit Metrics:
Allowance for credit losses	$163,274	$169,822	(3.9%)	$164,959	(1.0%)
Allowance as a percentage of retained loans	0.80%	0.83%		0.84%
Net charge-offs as a percentage of average loans	0.03%	0.00%		0.01%
Total nonperforming assets	$144,122	$50,719	184.2%	$85,247	69.1%
Nonperforming assets as a percentage of total assets	0.47%	0.17%		0.29%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	9/30/2024	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$8,407	32%	Industrials	$950	24%
Securities-based loans	2,273	9%	Financials	926	24%
Home equity lines of credit and other	224	1%	Information technology	634	16%

Total consumer	10,904	42%	Consumer discretionary	402	10%

Commercial and industrial	3,897	15%	Materials	261	7%
Fund banking	3,763	15%	REITs	222	6%
Construction and land	1,220	5%	Healthcare	164	4%
Commercial real estate	566	2%	Hotel, leisure, restaurants	133	3%

Total commercial	9,446	37%	Communication services	100	3%

Total loan portfolio	20,350	79%	Consumer staples	67	2%

Unfunded commitments	5,308	21%

Total	$25,658	100%

			CLO by Major Sector
			High tech industries	$667	10%
Investment Portfolio			Banking, finance, insurance, & real estate	621	9%
CLO	$6,558	79%	Services: business	613	9%
Agency MBS	1,020	12%	Healthcare & pharmaceuticals	608	9%
Corporate bonds	526	6%	Construction & building	303	5%
SBA	102	1%	Hotel, gaming, & leisure	300	5%
Student loan ARS	87	1%	Chemicals, plastics, & rubber	270	4%
CMBS	69	1%	Services: consumer	256	4%
Other	3	0%	Telecommunications	239	4%

Total Portfolio	$8,365	100%	Media: broadcasting & subscription	224	3%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses

	September 30, 2024
	Loans and Lending
(Unaudited, 000s)	Commitments	ACL	ACL %	Q3 Provision
Residential real estate	$8,406,932	$11,270	0.1%	$28
Commercial and industrial	3,896,824	79,862	2.0%	10,321
Fund banking	3,762,960	10,537	0.3%	(1,642)
Securities-based loans	2,273,246	2,853	0.1%	40
Construction and land	1,219,787	19,775	1.6%	3,396
Commercial real estate	565,686	12,315	2.2%	(2,997)
Other	224,146	738	0.3%	62

Loans held for investment, gross	20,349,581	137,350	0.7%	9,208
Loans held for sale	465,739

Total loans, gross	20,815,320
Lending commitments	5,307,957	25,924	0.5%	(3,921)

Loans and lending commitments	$26,123,277	$163,274		$5,287

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 14 of 19

Consolidated Net Interest Income

	Three Months Ended
	September 30, 2024			September 30, 2023			June 30, 2024
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,733.0	$36.7	5.37%	$2,595.1	$35.6	5.48%	$2,833.7	$37.8	5.34%
Financial instruments owned	1,191.9	7.0	2.36%	875.6	4.4	2.01%	1,165.7	6.3	2.18%
Margin balances	675.7	13.7	8.12%	768.2	15.6	8.15%	694.3	14.0	8.04%
Investments:
Asset-backed securities	6,223.6	113.3	7.28%	6,130.3	111.0	7.25%	5,982.6	108.1	7.23%
Mortgage-backed securities	1,047.0	7.6	2.89%	957.3	5.3	2.22%	929.8	5.6	2.41%
Corporate fixed income securities	543.0	3.7	2.72%	619.5	4.3	2.77%	589.8	4.1	2.77%
Other	4.7	—	2.55%	4.8	0.1	2.55%	4.8	—	2.55%

Total investments	7,818.3	124.6	6.37%	7,711.9	120.7	6.26%	7,507.0	117.8	6.28%
Loans:
Residential real estate	8,342.3	74.8	3.59%	7,839.4	61.7	3.15%	8,182.5	71.0	3.47%
Commercial and industrial	3,785.0	81.9	8.65%	4,372.4	96.8	8.86%	3,643.7	79.9	8.77%
Fund banking	3,506.1	71.2	8.12%	4,155.7	83.0	7.99%	3,299.5	67.0	8.13%
Securities-based loans	2,258.9	40.8	7.23%	2,342.4	42.7	7.30%	2,292.4	41.6	7.26%
Commercial real estate	603.4	11.3	7.48%	668.0	13.4	8.00%	637.6	11.5	7.20%
Construction and land	1,164.4	24.8	8.51%	820.5	17.3	8.44%	1,181.5	24.9	8.42%
Loans held for sale	493.4	10.5	8.51%	202.2	2.6	5.06%	462.7	11.2	9.68%
Other	211.1	4.2	8.07%	162.2	3.2	7.86%	206.2	4.0	7.77%

Total loans	20,364.6	319.5	6.28%	20,562.8	320.7	6.24%	19,906.1	311.1	6.25%
Other interest-bearing assets	830.3	9.3	4.49%	730.9	8.2	4.49%	860.4	11.1	5.16%

Total interest-bearing assets/ interest income	33,613.8	510.8	6.08%	33,244.5	505.2	6.08%	32,967.2	498.1	6.04%
Interest-bearing liabilities:
Senior notes	779.3	8.2	4.20%	1,115.2	12.5	4.49%	1,116.0	12.5	4.48%
Deposits	27,535.9	229.7	3.34%	27,247.4	198.2	2.91%	26,758.7	220.3	3.29%
Other interest-bearing liabilities	1,340.6	13.3	3.96%	1,218.9	9.8	3.23%	1,461.1	14.5	3.98%

Total interest-bearing liabilities/ interest expense	$29,655.8	251.2	3.39%	$29,581.5	220.5	2.98%	$29,335.8	247.3	3.37%

Net interest income/margin		$259.6	3.09%		$284.7	3.43%		$250.8	3.04%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	September 30, 2024			September 30, 2023			June 30, 2024
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,705.6	$24.1	5.66%	$1,536.8	$21.9	5.70%	$1,765.4	$25.0	5.67%
Investments	7,818.3	124.6	6.37%	7,711.9	120.7	6.26%	7,507.0	117.8	6.28%
Loans	20,364.6	319.5	6.28%	20,562.8	320.7	6.24%	19,906.1	311.1	6.25%
Other interest-bearing assets	66.3	0.9	5.51%	64.9	0.7	4.08%	66.7	1.0	5.71%

Total interest-bearing assets/interest income	$29,954.8	$469.1	6.26%	$29,876.4	$464.0	6.21%	$29,245.2	$454.9	6.22%
Interest-bearing liabilities:
Deposits	$27,535.9	$229.7	3.34%	$27,247.4	$198.2	2.91%	$26,758.7	$220.3	3.29%
Other interest-bearing liabilities	91.6	1.6	7.11%	0.9	0.2	80.57%	90.1	1.7	7.44%

Total interest-bearing liabilities/interest expense	$27,627.5	231.3	3.35%	$27,248.3	198.4	2.91%	$26,848.8	222.0	3.31%

Net interest income/margin		$237.8	3.17%		$265.6	3.56%		$232.9	3.19%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 16 of 19

GAAP to Core Reconciliation

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2024	9/30/2023	Change	6/30/2024	Change	9/30/2024	9/30/2023	Change
GAAP net revenues	$1,224,668	$1,045,051		$1,217,932		$3,605,638	$3,202,565
Non-GAAP adjustments	683	(23)		9		692	(26)

Non-GAAP net revenues	1,225,351	1,045,028		1,217,941		3,606,330	3,202,539

GAAP compensation and benefits expense	718,065	613,287		722,719		2,120,479	1,880,144
Merger-related (17)	(6,101)	(7,171)		(5,764)		(17,398)	(22,947)
Restructuring and severance (18)	(1,261)	—		(9,961)		(11,222)	—

Total non-GAAP adjustments	(7,362)	(7,171)		(15,725)		(28,620)	(22,947)

Non-GAAP compensation and benefits expense	710,703	606,116		706,994		2,091,859	1,857,197

GAAP non-compensation operating expenses	289,945	322,335		268,319		822,916	821,724
Merger-related (17)	(11,166)	(6,623)		(8,048)		(25,835)	(23,380)

Non-GAAP non-compensation operating expenses	278,779	315,712		260,271		797,081	798,344

Total adjustments	(19,211)	(13,771)		(23,782)		(55,147)	(46,301)

GAAP provision for income taxes	58,153	41,268		61,600		174,869	140,645
Merger-related and other (19)	2,126	5,198		3,185		8,374	13,455

Non-GAAP provision for income taxes	60,279	46,466		64,785		183,243	154,100

Financial ratios:
Compensation and benefits	58.0%	58.0%	-	58.0%	-	58.0%	58.0%	-
Non-compensation operating expenses	22.8%	30.2%	(740)	21.4%	140	22.1%	24.9%	(280)
Income before income taxes	19.2%	11.8%	740	20.6%	(140)	19.9%	17.1%	280
Effective tax rate	25.6%	37.7%	(1,210)	25.8%	(20)	25.5%	28.2%	(270)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 17 of 19

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)	Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.
(3)	Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.
(4)	Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $77.9 million, $67.4 million, and $75.8 million, as of September 30, 2024 and 2023, and June 30, 2024, respectively.
(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, October 23, 2024.
(6)	Includes capital raising and advisory fee revenues.
(7)	Includes independent contractors of 114, 108, and 111 as of September 30, 2024 and 2023, and June 30, 2024, respectively.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks. Prior to Q4 2023, ROA for Individual Program Banks was calculated on average quarterly balances. Prior periods have not been restated to reflect the change as the differences are immaterial.
(13)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(14)	During the first quarter of 2024, the Company began sweeping certain commercial treasury deposits to third-party banks. The balances at third-party banks can be brought back on balance sheet to support liquidity needs.
(15)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(16)	Includes net interest, asset management, and other income.
(17)	Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.
(18)	The Company recorded severance costs associated with workforce reductions in certain of its foreign subsidiaries.
(19)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 18 of 19

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s third quarter earnings release issued October 23, 2024.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2024 Earnings Release	Page 19 of 19